UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 19, 2008

3M COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

File No. 1-3285	41-0417775
(Commission File Number)	(IRS Employer Identification No.)

3M Center, St. Paul, Minnesota	55144-1000
(Address of Principal Executive Offices)	(Zip Code)

(651) 733-1110

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

(e) Compensatory Arrangement of Certain Officers

On December 19, 2008, 3M Company adopted and approved amended and restated plan documents for the 3M Nonqualified Pension Plan I (“Plan I”) and the 3M Nonqualified Pension Plan II (“Plan II”). The effective date of these amended and restated plan documents is January 1, 2009.

The following is a summary of the material terms of Plan I and Plan II (the “Plans”) and is qualified in its entirety by reference to the full terms of the amended and restated plan documents, which are attached hereto as Exhibits 10.1 and 10.2 and incorporated by reference into this Item 5.02.

(1)           The purpose of the Plans is to provide additional pension benefits to those of the Company’s U.S. employees whose benefits under 3M’s qualified pension plan are restricted by various tax law limits.

(2)           Participation in the Plans is limited to employees of 3M Company and its U.S. subsidiaries who participate in the Company’s qualified pension plan and whose benefits under such plan are limited by reason of various federal tax law limits applicable to such plan.

(3)           The additional pension benefits payable by the Plans are generally the amount by which the pension benefits that would be paid by the Company’s qualified pension plan if such benefits were not limited by reason of such federal tax law limits exceed the amount of pension benefits actually payable by such qualified pension plan.

(4)           A participant in the Plans who is not entitled to a vested benefit under 3M’s qualified pension plan is not entitled to receive any benefit under the Plans unless and until such participant’s benefits under the qualified pension plan become vested.

(5)           Neither Plan I nor Plan II will be funded by the Company, and all amounts payable under the Plans will be paid from the general assets of 3M Company. The rights of each participant under the Plans will be no greater than the rights of a general unsecured creditor of the Company.

(6)           All of a participant’s benefits under both Plan I and Plan II are generally payable in the form of a lump sum cash payment following the participant’s separation from service with the Company (subject to a 6-month delay for certain employees as required by section 409A of the Internal Revenue Code of 1986). Certain participants were allowed a one-time opportunity to elect to receive payment of their Plan I and Plan II benefits in the form of a life annuity following their retirement from employment with the Company.

(7)           Both Plans may be amended or terminated at any time by the Compensation Committee or the Board of Directors of 3M Company. However, no amendment of the Plans may adversely affect the rights of participants acquired under the terms of the Plans in effect prior to the amendment.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	Amended and Restated 3M Nonqualified Pension Plan I

10.2	Amended and Restated 3M Nonqualified Pension Plan II

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

3M COMPANY

By:	/s/ Gregg M. Larson
Gregg M. Larson,
Deputy General Counsel and Secretary

 Dated: December 23, 2008